UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-22335)

Evermore Funds Trust
(Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
(Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
(Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  January 1, 2021, through June 30, 2021

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

Evermore Global Value Fund
Semi-Annual Report  •  June 30, 2021

Table of Contents

Shareholder Letter & Management Discussion of Fund Performance (Unaudited)	1

Performance Information (Unaudited)	10

Sector Allocation (Unaudited)	11

Expense Example (Unaudited)	12

Schedule of Investments (Unaudited)	13

Statement of Assets and Liabilities (Unaudited)	17

Statement of Operations (Unaudited)	18

Statements of Changes in Net Assets (Unaudited)	19

Financial Highlights (Unaudited)	20

Notes to Financial Statements (Unaudited)	22

Trustees and Executive Officers (Unaudited)	33

Additional Information (Unaudited)	35

Privacy Notice (Unaudited)	36

Evermore Global Value Fund

Elements of Our Investment Approach

At Evermore Global Advisors, we seek to leverage our deep operating and investing experience, and extensive global relationships to identify and invest in special situations – companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•
Catalyst-Driven Investing.  We do more than simply pick undervalued stocks and hope for their prices to rise.  We invest in companies where we have determined a series of catalysts exist to unlock value.  The catalysts we look for are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

Supporting Our Active Value Orientation . . .

•
Original Fact-Based Research.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 25+ years, members of our investment team have developed extensive global networks of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate ideas and better evaluate investment opportunities.

•
We Invest Like Owners.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.  We ask ourselves if we would want to own the entire company.  If the answer is No, we will not invest in the company.

•
Not Activists, Often Collaborators.  We almost always take the approach of collaborative engagement with management, rather than taking an aggressive activist stance.  On limited occasions, when we are not satisfied with the efforts of the incumbent company leadership, we may work with other shareholders to help facilitate change.

Executing Our Approach . . .

•
Concentration Maintains Focus.  Focused and disciplined investing means knowing our businesses intimately and staying patient as the process of value creation unfolds.  We maintain focus by typically investing in 30 to 40 names with a high percentage of investments in our top 10 holdings.

•
Investing Across the Capital Structure.  We evaluate all components of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Targeting Complex Investment Opportunities.  We often research family-controlled holding companies or conglomerates that are often under-researched and/or misunderstood, which can create gaps between price and value.

•
Merger Arbitrage and Distressed Companies.  We may take advantage of announced merger and acquisition deals where an attractive spread (difference) exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, distressed companies involved in reorganizations or financial restructurings, and distressed companies that emerged from bankruptcy or reorganization.

•	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the Fund.

Evermore Global Value Fund

A Letter from the Portfolio Manager

“To have a true investment, there must be a true margin of safety. And a true margin of safety is one that can be demonstrated by figures, by persuasive reasoning, and by reference to a body of actual experience.”
– Benjamin Graham

David Marcus
Portfolio Manager

Dear Shareholder:

The first half of 2021 saw a continued rise in global stock markets, as concerns about early year surges in COVID-19 cases and rising inflation gave way to optimism regarding the rollout of several highly effective vaccines.

During the first quarter, the passing of President Biden’s $1.9 trillion stimulus plan, the largest in history, helped fuel stock market gains in the U.S.  European equities also advanced in the first quarter, largely based on hopes of an improving economic picture evidenced by the manufacturing purchasing manager’s index hitting a record high in March.

Global markets continued their positive gains in the second quarter.  In the U.S., despite continued investor concerns about rising inflation rates and after impressive first quarter GDP growth of 6.4%, the S&P 500 hit an all-time high in June.  And, with the support of strong corporate earnings reports and a decline in COVID-19 cases, European markets also had a solid quarter.

The Delta variant has renewed concerns about the prolonged impact the pandemic may have in coming quarters.  The good news for individuals who have been vaccinated is that the data shows that an overwhelming percentage of Delta variant cases, hospitalizations and deaths have been associated with unvaccinated individuals.  Thus, the push to ramp up vaccinations in the U.S. and abroad continues.

From our perspective, the news flow from around the world has been more positive than anytime over the last few years.  Growth is picking up in Asia, in Europe and here in the U.S.  It turns out there really is pent up demand across many sectors and industries. The confluence of additional stimulus checks for individuals, massive economic stimulus, and extremely low interest rates has created an environment for explosive growth around the globe.

As we speak with corporate leaders, key regional investment banking firms, as well as families and individuals that control companies, we have seen a resurgence of optimism about the future despite concerns about a new wave of COVID infections from the Delta variant.

The number of interactions we had with management of existing portfolio companies as well as prospective portfolio companies continued to grow at a record pace during the first half of the year – a silver lining of the pandemic has been the ease in which we are able to schedule meetings with corporate executives.  During the past six months, we saw a dramatic increase in spin-offs, break-ups, mergers & acquisitions, the launch of special purpose acquisition companies (“SPACs”), new deals coming to the market, and shareholder activism.  This activity has positively impacted the portfolio in the following ways:

•	Received takeover bids for two of our holdings

•	Participated in the Initial Public Offering of several companies, including spin-offs from larger conglomerates

•	We were founding investors in the creation of a corporate sponsored SPAC which intends to implement a double merger when the target company is announced

•
Invested in the warrants of one of the first SPACs in France that we believe offers a compelling opportunity to partner with some of the best value creators in France as they have joined forces to target the consumer goods sector with a critical focus on sustainability

•	Invested in the listing of an Israel-based, yet New York Stock Exchange traded, asset light containership operator

You will note that as of June 30, 2021, the Fund’s portfolio holds stakes in three SPACs and the warrants of a fourth SPAC.  There is, however, no need to be concerned – we are not getting carried away with all the hype regarding SPAC investments.  We invested in SPACs, where we have gotten to know and respect the founders, their target areas, their history of execution, and track record of previous deals.  We have the ultimate optionality in that we can vote for the deal when announced if we like it or can elect to be repaid our original capital back (plus interest) if we so choose.  Since each of these investment opportunities also came with severable and freely-trading warrants, there is additional optionality in these securities as well.

One of the SPACs in which we invested during the first quarter was Group Nine Acquisition Corp. (GNAC US).  GNAC is what is called a corporate-sponsored SPAC (“CSPAC”).  In a CSPAC, the founder of the acquisition vehicle is an operating company whose intention is to find an appropriate target as laid out in their prospectus.  Upon an acquisition, the CSPAC merges their operating business and the target company into the SPAC.  This process thereby creates a larger scale business group that provides investors abundant knowledge about a significant part of the new company, its management and founding investors.  We met with the founder, Ben Lerer, who has been a very successful venture capital investor over the years.  He is the founder and CEO of Group Nine Media, a New York-based digital media holding company with a cross section of successful online and social media investments (e.g., The Dodo, Thrillist, NowThis, Seeker and POPSUGAR).

Portfolio Review – Portfolio Characteristics as of June 30, 2021

As of June 30, 2021, the Fund had $264.8 million in net assets and 37 issuer positions; 68.4% of the Fund’s net assets were in micro- and small- capitalization (up to $2 billion) companies; 11.7% were in mid- capitalization (between $2 billion and $10 billion) companies; and 16.6% were in large- capitalization (> $10 billion) companies.  Set forth below please find the geographic and strategy classification breakdowns (shown as a % of Fund net assets) as of June 30, 2021.

Region Exposure	Strategy Classification

Country Exposure

As of June 30, 2021, our top equity holdings were Modern Times Group (MTGB SS), Atlantic Sapphire (ASA NO) and Calumet Specialty Products Partners, L.P. (CLMT US), all of which fit our focus on value/growth/high quality businesses with catalysts.  Although MTG and Atlantic Sapphire have underperformed thus far this year, we continue to have high expectations for them going forward.  On the other hand, Calumet was the largest contributor to the Fund’s performance for the six-month period.  For more on the top contributors to and detractors from Fund performance for the six months ended June 30, 2021, please see Management’s Discussion of Fund Performance, which follows this letter.

The Fund’s portfolio saw a significant amount of activity during the first six months of 2021 – below please find an overview of some of the holdings we exited and initiated during the period.

Portfolio Review – Select Positions Exited in the Six Months Ended June 30, 2021

Q1 – The Fund invested in AFRY AB (AFRY SS) formerly AF Poyry (AFB SS) several years ago when AF (Sweden) and Poyry (Finland) combined in a mega merger for infrastructure, IT and related industrial consulting services across the Nordics primarily.  This has been a solid investment for the Fund and has compounded well.  We decided to take profits and redeploy the capital elsewhere.

Q1 – The Fund exited its investment in Constellium (CSTM US) after a substantial positive revaluation of the stock. While we continue to believe there is further value here as the company continues to take advantage of a transition to aluminum components, especially in automotive and defense related sectors, ultimately, other investments were available at highly attractive valuations, and we chose to redeploy the capital into those earlier inning situations.

Q1 – The Fund initiated its investment in EOS Enterprises Inc (EOSE US) in Q4 2020.  Simply put, the stock moved up more than 100% in a very short period of time and we chose to take our profits and move on.  When the market gives us a gift, we oblige and take it.

Q1 – The Fund exited its position Genco Shipping & Trading (GNK US), locking in a loss in this dry bulk carrier business.  While we believe that the management team has done an excellent job navigating the pandemic and we remain staunch supporters of CEO John Wobensmith, as stated previously, we believed there were too many other attractive risk/reward profile opportunities.  To that end, we have continued to reduce the Fund’s overall exposure to commodity type businesses.

Q2 – The Fund exited its long-time position in Codere SA (CDR SM).  The operational recovery from the COVID-19 crisis proved to be a much longer and costlier effort for Codere than was anticipated, substantially impacting its operating business and balance sheet.  In late April, the company announced a restructuring plan that would significantly dilute the existing shareholders when completed in September.  Specifically, the current Codere shareholders would receive 5% of the equity in the new operating company, while new senior bondholders would receive 95% of the new entity.  Given this development, we decided to liquidate our position, realize the loss on this investment, and redeploy the capital in new opportunities.

Q2 – In March, Gamesys Group (GYS LN) received an all-cash acquisition offer from Bally’s Corp., though the deal was structured such that Gamesys shareholders could opt for stock in the acquiror.  In the second quarter, after weighing the merits of taking stock in Bally’s, we instead sold the Fund’s Gamesys position into the market for a premium to the cash offer price and realized a substantial gain on the investment.

Q2 – In February 2021, the Fund participated in a primary offering of shares in Rekor Systems Inc. (REKR US), a US-based technology company focused on vehicle identification systems sold to government entities.  Shares proceeded to nearly double in short order, and we sold the position in mid-April for a sizable gain.

Portfolio Review – Select Positions Initiated in the Six Months Ended June 30, 2021:

Q1 – The Fund initiated its position in ZIM Integrated Shipping Services (ZIM US) in the first quarter.  As special situations investors, we occasionally identify and take advantage of short-term security pricing irregularities in businesses undergoing a change in their capital structure.  In the case of ZIM, we capitalized on a crisis created by what we observed to be a combination of timing and a slightly mismanaged IPO process.

ZIM is an Israel-based containership operator with an asset light business model and global niche approach to operations.  The company was created in 1945 and currently accounts for approximately 1.5% of global market share, making it one of the larger players in the movement of cargo in key markets around the world.  ZIM is controlled by Kenon Holdings (28% stake), which in turn is controlled by Israel Corp, one of the largest conglomerates in Israel. Israel Corp is the investment vehicle for Idan Ofer, a billionaire shipping magnate who also controls Eastern Pacific Shipping, a privately held shipping company with a fleet comprised of over 200 dry bulk and container ships and crude tankers.

ZIM has evolved into a true turnaround story, going from a third- to first-quartile container operator (in terms of operating margins).  Their success was in large part due to the new management put in place in 2017 and through its strategic partnership with the 2M alliance (Maersk and MSC, the two largest players worldwide) starting in late 2018.  Credit can be given to CEO Eli Glickman, who has steered the company in a new direction by shifting to an asset light company; one that operates within select niche routes and that strengthens its platform by investing heavily in technology.

We were attracted to the situation precisely because of their unique business structure, which was created as a result of ZIM selling all its ships many years ago.  The company essentially arbitrages various short- and medium-term containership leases (i.e., charter-in) with their aggressive use of technology to manage all aspects of ship management, fuel, navigation, etc.  This asset light model works well as the duration of the chartered-in vessels is largely matched with the charters to end customers and is also structured with certain triggers for early termination that minimizes company exposure if freight rates go in the wrong direction.

ZIM was an incredibly interesting situation overall, especially with the massive amounts of economic stimulus just getting deployed across Europe and the planned mega spending here in the U.S. as additional underpinnings for robust conditions.  Even more exciting, as the company approached its IPO, we thought the stock was being incredibly mispriced, and was available to investors at an extremely compelling valuation.  The shares would be brought to market at about 3x our 2021 expected EBITDA (assuming the midpoint of the indicative IPO price range). We were very interested.

However, as is so often demonstrated in special situation maritime investing, timing is everything; a lesson that we have learned the last five years.

Leading up to the IPO, we spent time getting to know the management of the company, how they built the business, how they went from a low-tech traditional container operator to a high-tech model in all aspects of the business.  We decided to participate in the IPO.  There was a late January day, just as we had given our indication of interest in the IPO to the bankers and the company, when the global markets sold off precipitously.  The shipping sector sold off dramatically on the afternoon the deal was supposed to price (for reference, the S&P and NASDAQ both closed down more than -2.5% that day).  We suggested strongly to the bankers that they pull the deal and come back in a few weeks.  However, with ZIM scheduled to be the first U.S. shipping IPO in the last five years and the media limelight (and fanfare) too great at that point, the decision was made to plow forward.

We decided to walk away on the day the books would close on the deal, which was the first time that Evermore had ever pulled an order at such a late stage.  We felt the bankers were using the wrong strategy and the stock would fare poorly, especially as the deal was likely to price at $15 per share, below the indicative price range of $16 to $19 per share.  The bankers asked at what price we would be willing to invest. For us, this question confirmed that the decision to pull our order was correct.

ZIM was priced at $15 per share and it promptly collapsed to an intraday low of $11.34 on the first day of trading.  We felt this was a short-term crisis created by the bankers mismanaging the process and was not a true reflection of the company.  So, we started buying in the open market after the stock had collapsed.  The more transactional oriented hedge fund investors could not sell it fast enough.  We ended up buying a nice sized position between $11.50 and $12.50 per share.

The fundamentals for the containership business overall and for ZIM specifically continued to improve throughout the first half of the year. As a result, our view was that the cash flow and earnings potential for ZIM was incredibly understated in the valuation and we added to the position during the second quarter. We have been well rewarded as the company subsequently raised guidance and expectations substantially since then.

Q2 – Hemnet Group AB (HEM SS) is the leading online real estate classifieds business in Sweden.  Hemnet was created in 1998 by the larger Swedish real estate broker community and media outlets (Dagens Nyheter, Göteborgs-Posten), and for its first 15 years in existence the organization did not charge sellers a fee for listing a property.  And, while nominal listing fees were instituted in 2013, Hemnet’s commercialization journey really only began in 2017, after General Atlantic and Sprints Capital acquired control of the firm.  Needless to say, Hemnet remains in the early innings of its business transformation.

As has been demonstrated internationally and across several industry verticals including real estate, the online classifieds market is typically a ‘winner takes most’ market where strong network effects consistently reinforce the top player’s market position.  In Hemnet’s case, sellers are incentivized to list their property on Hemnet given the site’s strong traffic levels (at least 11x greater traffic than its closest competitor) and relatively low listing fee (on average a base listing fee is just ~0.05% of a property’s value).  Just as important, brokers are incentivized to pitch sellers on Hemnet as a listing venue as they receive commissions and fees from Hemnet.  This aligned relationship between sellers and brokers results in a positive feedback loop, providing Hemnet a near impenetrable moat around its business.

Today, Hemnet’s dominance in the Swedish market cannot be overstated.  More than 90% of all properties sold in Sweden are listed on Hemnet, and the brand enjoys near 100% awareness among buyers and sellers.  Per the company, in 2020 Hemnet had on average 63 million monthly web/app sessions; for context, Sweden has a population of ~10 million.  And, according to YouGov, the only media brands in Sweden that rank higher than Hemnet in the eyes of consumers are Spotify, Netflix, YouTube, and SVT (the Swedish national public television broadcaster).

We initiated a position in Hemnet during the second quarter as we participated in the stock’s initial public offering.  While Hemnet does not necessarily screen as cheap on near term estimates, we believe the business is massively under-earning given that it currently prices its product well below the economic value it provides customers.  For example, Australian peer REA Group (REA AU) realizes fees equal to 0.33% of the sales price for an average property.  This is about 5.5x the rate that Hemnet realizes, despite Hemnet enjoying a more dominant relative market position (for instance, REA site traffic is 2x that of its nearest competitor vs. 11x for Hemnet).  Coupled with a very low level of capital intensity and the rollout of new service offerings, we believe this latent pricing opportunity will provide a powerful tailwind and allow for free cash flow to compound at a strong double-digit CAGR for many years to come.  Over time, we believe Hemnet shares will compound in value at a similar CAGR as free cash flow.

Portfolio Review – Notable Catalysts During the Six Months Ended June 30, 2021

As I mentioned in my introduction, the first six months saw significant increases in catalyst-driven activities.  Below please find the impact of these activities on a considerable number of the Fund’s portfolio positions during the first half.

M&A:

•
MagnaChip Semiconductor Corp. (MX US) received an all-cash bid of $29 per share in late March as compared to its year-end 2020 closing price of $13.52 (+114% premium).  We expect the deal to close in the third quarter of 2021.

•
Gamesys (GYS LN) agreed to be acquired by Bally’s Entertainment in a transformative transaction which will elevate the management of Gamesys to run the combined new business.  The stock ended 2020 at €1140 per share ($1577 per share) and ended the quarter at €1932 per share ($2673 per share).

•
Modern Times Group (MTGB SS) closed the acquisition of Hutch Games, a UK-based leading developer of free-to-play mobile racing games. This is MTG’s largest recent acquisition to date in the very attractive midcore gaming segment.  MTG also closed the acquisition of Ninja Kiwi, a New Zealand-based developer of online and mobile games in the tower defense strategy genre. This is a transformative acquisition that broadens MTG’s gaming vertical into a new gaming genre via a highly profitable market leader in the category.

•
Exor (EXO IM) closed the merger of Fiat Chrysler with Peugeot to create Stellantis, the fifth largest auto group in the world with brands including Jeep, Chrysler, Dodge, Maserati, Fiat, Alfa Romeo, Peugeot and others.  Exor also announced the acquisition of a 24% stake in Christian Louboutin, the global luxury brand; Exor will have a board seat and will be closely involved as Louboutin embarks on the next phase of its high-growth fashion group.

•
Enzo Biochem (ENZ US) announced that the Founder/CEO will relegate his role as CEO and focus primarily as head of scientific research for the company. An external search has commenced to bring in a CEO from the outside. In addition, the former CEO of LabCorp Diagnostics was hired as a strategic consultant to the board and the company also retained a healthcare-focused investment bank to solicit and review strategic alternatives. This is dramatic shift at Enzo, which has been the target of several activists over the last few years.

Spin-Offs:

•
Vivendi (VIV FP): announced the spinoff to shareholders via a special dividend of 60% of Universal Music Group (UMG) by the end of 2021. Vivendi will keep a 10% stake in UMG and previously sold a 20% stake to Tencent, the China based media powerhouse conglomerate. In addition, Vivendi announced it would sell 10% of UMG to Pershing Square Tontine, the SPAC created by Bill Ackman. After the second quarter, the SEC blocked the transaction.  Instead, other vehicles at Pershing Square have purchased 7.2% of UMG so far and may increase its stake up to 10% at a price that implicitly values UMG at €40 billion ($47.43 billion). This creates the remaining assets at Vivendi at an extremely attractive valuation. Our intention is to keep the UMG shares in the portfolio.

•
IAC/InterActiveCorp (IAC US): The announced spinoff to shareholders of its stake in Vimeo took place during the second quarter. This is a continuation of the company’s core strategy of buying, building, scaling up and then spinning off businesses over time which has created exceptional returns for shareholders.

We remain confident that we will see additional catalysts in our portfolio companies come to fruition in the coming months, quarters and beyond.

Bottom Line

Value investing has certainly been out of favor with many investors for many years.  We keep hearing discussion that value investors cannot find attractive opportunities to invest.  In our view, it is a great time to be a value investor given the large quantity of catalysts for value creation we are seeing.  This is especially the case in Europe, where the years of low or no growth are further and further behind us.  The self-help initiatives amongst companies and strengthening of balance sheets are underpinning a tsunami of opportunity in our view. The catalysts are poised to deliver.  During the second quarter, the European Commission signed off on the first of the national recovery plans, which will receive funding from the €800 billion ($948 billion) Next Generation EU fund. Spain and Portugal were the first countries to have their spending plans approved.  This stimulus rollout just starting in the European markets and a remarkable focus on digitalization and sustainability, combined with massive new spending programs in the U.S., make this the time for value with catalyst investing.

The environment for sourcing our style of catalyst driven value investments has been exceptional for the past year.  We have worked diligently to sift through what we see as an abundance of our type of investment opportunities to selectively add to the Fund’s portfolio and we believe these recent additions have created a more diverse and cheaper overall portfolio.

We continue to believe that the confluence of stimulus and unprecedented levels of Mergers & Acquisitions, restructurings and shareholder activism will create compelling special situations investment opportunities for the foreseeable future and believe the Fund’s portfolio is well-positioned to reap the benefits of these events.

Thank you for your continued support and confidence.  We wish you and your families continued health.

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

For the six months ended June 30, 2021, Institutional Class shares of the Fund were up 7.79%, lagging two out of three of its benchmark indices – the MSCI All Country World Index ex USA (“MSCI ACWI ex USA”) was up 9.16%, the HFRX Event Driven Index (“HFRX ED”) was up 3.41%, and the Morningstar World Small/Mid Stock Category Average was up 12.99%.

Investment Performance for the Six Months Ended June 30, 2021

Two of the top five contributors to Fund performance for the six months ended June 30, 2021 were U.S.  companies, one was a U.K. company, one was an Israeli company, and one was a South Korean company.  Three of the top five detractors to Fund performance for the six months ended June 30, 2021 were Norwegian companies and two were Swedish companies.  The Fund’s foreign currency forward contract positions contributed to Fund performance during the six-month period, while portfolio hedges slightly detracted from Fund performance.  The largest equity contributors and detractors to Fund performance (aside from forward contract positions) for the year were:

Top Contributors to Fund Performance	Top Detractors From Fund Performance

Calumet Specialty Products Partners, L.P. (U.S.)	Atlantic Sapphire ASA (Norway)

MagnaChip Semiconductor Corp. (South Korea)	Modern Times Group MTG AB (Sweden)

ZIM Integrated Shipping Services (Israel)	Aker Biomarine ASA (Norway)

Gamesys Group plc (U.K.)	Nordic Entertainment Group AB (Sweden)

KKR & Co. Inc. (U.S.)	Aker Clean Hydrogen AS (Norway)

Please find a discussion below about the two largest contributors and two largest detractors to Fund performance in the first half of 2021.

Calumet Specialty Products Partners, L.P. (CLMT US) was the largest contributor to Fund performance in the first half, with its units appreciating by 119.5% during the period.  This strong performance was concentrated in Q1, as the market welcomed the February announcement that the Partnership would seek to reconfigure its non-core Great Falls, Montana refinery to produce renewable diesel, funded primarily via a third-party joint venture partner. Specifically, Calumet now seeks a partner to buy a stake in the joint venture and to fund the approximate $180 million capital project to convert a portion of its fuels refining operation into what we believe to be one of the most economically viable renewable diesel conversion projects in North America today.  The positive unit price appreciation continued into Q2 as the Partnership announced a 40% bump in the planned renewable diesel output at Great Falls, which, as disclosed, is expected to yield a 100% improvement to indicative project-level EBITDA contribution.

After what has been a long and thorough process, we believe one of a range of favorable outcomes for the Great Falls renewable diesel opportunity is likely to be announced in coming months.  We believe this to be the key to Calumet mending its stretched balance sheet.  Were it able to address its 2022 and 2023 debt maturity schedule as we believe is highly likely, Calumet should begin to shift its perception as being a financially stretched refinery-first operation, to one of a high margin and growing specialty solvents and lubricants business.  Unitholders should continue to be rewarded as the company would be able to lower its cost of debt and see multiple expansion. Ultimately, though there are certainly moving parts to this special situation, we continue to view the situation as extremely asymmetric and look forward to updates on Great Falls.

MagnaChip Semiconductor Corporation (MX US) was the second-largest contributor to Fund performance in the first half, with shares appreciating by 76.5% during the period.  In late March, MagnaChip entered into a definitive agreement with Wise Road Capital to be taken private at $29 per share in cash.  And in June (the Wise Road deal has still not been voted on by shareholders), MagnaChip received an unsolicited bid for $35 per share in cash from Cornucopia Investment Partners.  These two cash offers drove MX’s strong share price performance during the period.

Unfortunately, not all is smooth sailing.  There are significant regulatory concerns surrounding the Wise Road deal due to the fact that its sponsor is a Chinese private equity firm.  Given the current US/China political climate, it is unclear whether the scrutiny is motivated by true national security concerns or otherwise.  Nevertheless, the Committee on Foreign Investment in the United States (CFIUS) has opened a formal investigation into the deal, which is expected to wrap up by September 2021.  As a result of the investigation, it appears Cornucopia’s offer has fallen by the wayside.

We are currently assessing the position given our view that the most likely outcome of the regulatory review is that MagnaChip remains an independent and publicly traded company for the foreseeable future.

Atlantic Sapphire ASA (ASA NO), a pioneer in the world’s fledgling land-based salmon industry, was the largest detractor from Fund performance in the first half of 2021, falling by 24% during the period.  In April, the company unfortunately suffered a mass mortality at its Homestead, Florida facility stemming from a clogged drainpipe in one of its thirty-six grow-out tanks.  What makes the event especially frustrating is that this vulnerability had actually been flagged as a risk and was scheduled to be addressed with a relatively simple and inexpensive fix.

While the underlying problem has been addressed, the cash flow that would have come from the approximately 500 tons of salmon that were lost put a dent in Sapphire’s financing plans for its Phase II expansion in Homestead.  As a result, in June the company tapped equity markets, raising approximately $120 million via the sale of 10.3mm newly issued shares at NOK 98.60 ($11.45) apiece.

It should be pointed out that subsequent to June 30th, Sapphire has experienced another, albeit less impactful mortality at its Danish facility.  The issue stemmed fully from human error, and while the financial hit to the company will be minimal, the market is currently expressing an enhanced skepticism over the robustness of the company’s systems and processes.  For our part, while we expected one-off events to come with the territory, the frequency and severity of mortalities has been disappointing.

Despite the above occurrences, we see today’s prices as a fantastic buying opportunity and believe that there are very good reasons to remain optimistic.  First, none of the issues heretofore have presented insurmountable technological challenges, but rather a combination of now-fixed mechanical quirks or process breakdowns/human errors.  Second, we know that Sapphire’s Florida salmon tastes great, is of high quality, is in high demand, and can be sold at significant premiums to commodity product.  Third, the construction of Phase II is well-funded and should be a much more streamlined undertaking than that of Phase I.  We believe a successful Phase II will be key to unlocking the significant latent value in Sapphire’s stock.

Modern Times Group (MTGB SS), the Sweden-based holding company that primarily consists of digital entertainment assets in online and mobile gaming and Esports, was a detractor during the first half of the year.  In our view, MTG’s underperformance was attributable to factors outside the company’s purview.  There has been a broad sector rotation out of gaming-related stocks in response to the post COVID-19 recovery play.  We believe the market is incorrectly assessing MTG through the same sentiment and thematic driven lens, as MTG’s gaming segment has actually grown both organically and through acquisitions in spite of people starting to return to work and back to some normalcy.  In addition, the market appears to be awaiting the announcement of an acquisition in the Esports segment.  During the first half of 2021, MTG closed on two transformative acquisitions: Hutch Gaming (free-to-play mobile racing games) and Ninja Kiwi (tower defense strategy games).  While we believe these were compelling, attractive acquisitions, the broader market has expressed disappointment as underscored, in part, by the share price development.  Based on discussions with the company, we believe management continues to be concurrently focused on Esports and, importantly, making the “right” acquisition.

As of June 30, 2021, the Fund’s ten largest issuer positions, which represented 51.4% of the Fund’s net assets, were as follows:

		% Net
Issuer	Country	Assets
Modern Times Group – B Shares	Sweden	9.39%
Atlantic Sapphire AS	Norway	7.28%
Lamington Road DAC	USA	7.09%
Calumet Specialty Products	USA	6.96%
Nordic Entertainment Group	Sweden	4.23%
MagnaChip Semiconductor Corp.	South Korea	4.14%
KKR & Co Inc.	USA	3.15%
Group Nine Acquisition Corp.	USA	3.21%
Montana Aerospace AG	USA	2.98%
Tikehau Capital	France	2.94%

As of June 30, 2021, the Fund’s cash position stood at approximately 3.23%.

Opinions expressed are those of Evermore Global Advisors and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

“EBITDA” is the acronym for earnings before interest, taxes, depreciation and amortization.

“Cash Flow” is the total amount of money being transferred into an out of a business, especially as affecting liquidity.

“Free cash flow” is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

“Purchasing managers index” is a measure of the prevailing direction of economic trends in manufacturing.

“S&P 500” is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the United States.

“New York Stock Exchange” is an American stock exchange.

“NASDAQ” is an American multinational financial services corporation and an acronym for National Association of Securities Dealers Automated Quotations.

While the Fund is no load, management fees and other expenses still apply. Please refer to the prospectus for further details.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Due to the focused portfolio, the Fund may have more volatility and more risk than a fund that invests in a greater number of securities. Additional special risks relevant to the Fund involve derivatives and hedging. Please refer to the prospectus for further details.  This report is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Evermore Global Value Fund summary prospectus or prospectus which contains more complete information about the Fund’s investment objectives, risks, fees and expenses.

Special Purpose Acquisition Companies Risks – The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions. If an acquisition that meets the requirements for SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity's shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale.

Please refer to the Schedules of Investments for complete holdings information. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World ex-US Index (MSCI AWCI ex USA) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 45 developed and emerging market countries. The Index is net of foreign withholding taxes on dividends.

The MSCI All-Country World Index (MSCI AWCI) is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax. The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. The HFR Event-Driven (Total) Index is being used under license from Hedge Fund Research, Inc. which does not approve or endorse Fund.

It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

Evermore Global Value Fund is being distributed by Compass Distributors, LLC.  Compass Distributors, LLC is an affiliate of Foreside Financial Group, LLC.

Evermore Global Value Fund

PERFORMANCE INFORMATION (Unaudited)

Value of $10,000 vs. MSCI All-Country World Index ex USA & HFRX Event Driven Index

Total Annualized Returns For the Periods Ended June 30, 2021:

					Since	Value of
					Inception	$10,000
	1 Year	3 Year	5 Year	10 Year	(1/1/2010)	(6/30/2021)
Investor Class	30.94%	-0.25%	6.85%	5.17%	4.85%	$17,231
Institutional Class	31.33%	0.02%	7.11%	5.43%	5.10%	$17,724
MSCI All-Country World Index ex USA	35.72%	9.38%	11.08%	5.45%	6.03%	$19,611
HFRX Event Driven Index	10.82%	4.62%	4.61%	2.71%	2.65%	$13,515

This chart illustrates the performance of a hypothetical $10,000 investment made in the Investor Class shares on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index. Index returns do not reflect the effects of fees and expenses. It is not possible to invest directly in an index.

Evermore Global Value Fund

SECTOR ALLOCATION* as a Percentage of Total Portfolio at June 30, 2021 (Unaudited)

*
Data is expressed as a percentage of total portfolio.  Data expressed excludes collateral on loaned securities and forward foreign currency contracts.  Please refer to the Schedule of Investments and Schedule of Forward Foreign Currency Contracts for more details on the Fund’s individual holdings.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2021 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/21 – 06/30/21).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 90 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.*

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	01/01/21	06/30/21	01/01/21 – 06/30/21*
Investor Class Actual*	$1,000	$1,076.30	$8.08
Investor Class Hypothetical (5% annual return before expenses)	$1,000	$1,017.01	$7.85

Institutional Class Actual*	$1,000	$1,077.90	$6.80
Institutional Class Hypothetical (5% annual return before expenses)	$1,000	$1,018.25	$6.61

*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period of 1.57% for Investor Class shares and 1.32% for Institutional Class shares multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2021 (Unaudited)

Shares			Value

COMMON STOCKS – 89.7%

Aerospace & Defense – 3.0%
	187,257	Montana Aerospace AG (Switzerland)(1)	$7,882,907

Biotechnology – 2.9%
	360,457	Vivoryon Therapeutics NV (Netherlands)(1)	7,693,397

Capital Markets – 6.1%
	140,907	KKR & Co, Inc. (United States)	8,347,330
	245,727	Tikehau Capital SCA (France)	7,779,583
			16,126,913
Consumer Finance – 1.3%
	16,710,000	Lamington Road Grantor Trust
		(United States)(1)(3)(4)(7)(8)	3,342,000

Diversified Financial Services – 3.4%
	520,550	ESG Core Investments BV (Netherlands)(1)	5,894,649
	251,795	Mudrick Capital Acquisition Corp. II – Class A
		(United States)(1)(2)	3,137,366
			9,032,015
Diversified Telecommunication Services – 2.0%
	1,186,333	Telia Co. AB (Sweden)	5,264,828

Electronic Equipment – 2.5%
	226,003	LPKF Laser & Electronics AG (Germany)	6,581,649

Entertainment – 9.4%
	1,836,541	Modern Times Group MTG AB – B
		Shares (Sweden)(1)	24,871,771

Food Products – 9.3%
	1,827,504	Atlantic Sapphire AS (Norway)(1)	19,293,522
	639,217	Aker BioMarine ASA (Norway)(1)	5,486,331
			24,779,853
Health Care Equipment – 1.6%
	156,949	PharmaSGP Holding SE (Germany)(1)	4,280,342

Independent Power and Renewable
Electricity Producers – 2.4%
	1,257,000	Aker Horizons AS (Norway)(1)	4,166,569
	2,217,000	Aker Clean Hydrogen AS (Norway)(1)	2,095,943
			6,262,512
Industrial Conglomerates – 7.0%
	305,885	LIFCO AB (Sweden)	7,148,433
	1,073,827	Bollore SA (France)	5,755,259
	68,968	EXOR NV (Netherlands)	5,524,964
			18,428,656
IT Services – 0.4%
	45,000	Hemnet Group AB (Sweden)(1)	1,012,199

Life Sciences Tools & Services – 2.1%
	1,730,607	Enzo Biochem, Inc. (United States)(1)	5,486,024

Marine – 5.9%
	1,628,349	Cadeler A/S (Denmark)(1)	6,456,547
	142,100	Zim Integrated Shipping – Service Shares –
		(Israel)(1)(2)	6,384,553
	159,464	Eneti, Inc. – ADR (Monaco)(2)	2,970,814
			15,811,914
Media – 12.8%
	254,605	Nordic Entertainment Group
		AB – Class B (Sweden)(1)	11,215,817
	835,000	Group Nine Acquisition Corp. – Class A
		(United States)(1)	8,166,300
	39,051	IAC InterActive Corp. (United States)(1)	6,020,493
	178,588	Vivendi SA (France)	5,999,168
	623,652	Aimia, Inc. (Canada)(1)	2,455,164
			33,856,942
Oil, Gas & Consumable Fuels – 6.1%
	2,347,476	Calumet Specialty Products Partners LP
		(United States)(1)	16,127,160

Pharmaceuticals – 1.1%
	1,255,000	Acacia Pharma Group PLC (Belgium)(1)	2,976,226

Semiconductors &
Semiconductor Equipment – 5.9%
	459,332	MagnaChip Semiconductor Corp. (South Korea)(1)	10,959,662
	207,930	Xperi Holding Corp. (United States)	4,624,363
			15,584,025
Technology Hardware,
Storage & Peripherals – 3.2%
	239,413	S&T AG (Austria)(2)	5,478,948
	263,681	VIA Optronics AG – ADR (Germany)(1)	2,958,501
			8,437,449
Wireless Telecommunication Services – 1.3%
	1,881,643	ICE Group AS (Norway)(1)	3,824,411
TOTAL COMMON STOCKS
(Cost $165,444,043)			237,663,193

Principal
Amount

CORPORATE OBLIGATIONS – 5.6%

Consumer Finance – 5.6%
	$14,749,868	Lamington Road DAC 8.500%, 4/7/2121
		(United States)(7)	14,865,051
TOTAL CORPORATE OBLIGATIONS
(Cost $14,179,864)			14,865,051

Shares

WARRANTS – 0.5%

Consumer Finance – 0.2%
	4,344,786	Lamington Road Grantor Trust,
		Expiration: July, 2025,
		Exercise Price $0.20 (United States)(1)(3)(7)(8)	563,023

Diversified Financial Services – 0.2%
	1,000,000	2MX Organic SA, Expiration: November, 2025,
		Exercise Price $11.50 (France)(1)(7)	426,928
	124,678	ESG Core Investments BV,
		Expiration: December, 2027,
		Exercise Price $0.20 (Netherlands)(1)(7)	129,357
			556,285
Media – 0.1%
	278,333	Group Nine Acquisition Corp. – Class A,
		Expiration: January, 2026,
		Exercise Price $11.50 (United States)(1)(7)	335,392

TOTAL WARRANTS
(Cost $1,006,595)			1,454,700

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2021 (Unaudited), Continued

		Notional
Contracts(5)		Value	Value

CALL OPTIONS PURCHASED – 0.9%
7,550	Calumet Specialty Products
	Partners LP,
	Expiration: August, 2021,
	Strike Price $4.00
	(United States)	$5,186,850	$2,302,750
TOTAL CALL OPTIONS PURCHASED
(Cost $733,276)			2,302,750

Shares

SHORT-TERM INVESTMENT – 2.3%

Money Market Fund – 2.3%
	6,016,477	First American Treasury Obligations Fund –
		Class X, 0.01%(6)	6,016,477
TOTAL SHORT-TERM INVESTMENT
(Cost $6,016,477)			6,016,477

SECURITIES HELD AS COLLATERAL ON
LOANED SECURITIES – 5.0%

Money Market – 5.0%
	13,155,400	First American Government Obligations Fund,
		Class X, 0.03%(6)	13,155,400
TOTAL SECURITIES HELD AS COLLATERAL ON
LOANED SECURITIES
(Cost $13,155,400)			13,155,400
TOTAL INVESTMENTS IN SECURITIES – 104.0%
(Cost $200,535,655)			275,457,571
Liabilities in Excess of Other Assets – (4.0)%			(10,612,315)
TOTAL NET ASSETS – 100.0%			$264,845,256

Percentages are stated as a percent of net assets.
(1)	Non-income producing security.
(2)
All or a portion of this security is on loan. At June 30, 2021 the total value of securities on loan was $12,860,871, which represents 4.9% of total net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)	These securities were fair valued in good faith by the Adviser’s Valuation Committee. The aggregate value of these securities at June 30, 2021 were $3,905,023, which represents 1.5% of net assets.
(4)	Affiliated company as defined by the Investment Company Act of 1940. Please refer to Note 6 for further disclosures related to these affiliated securities.
(5)	100 shares per contract.
(6)	Seven-day yield as of June 30, 2021.
(7)	The Adviser has deemed a portion of these securities as illiquid. These securities have a value of $19,661,751, which represents 7.4% of total net assets at June 30, 2021.
(8)	Value determined using significant unobservable inputs.

Glossary of Terms
ADR – American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2021 (Unaudited), Continued

COUNTRY ALLOCATION for Investments in Securities at June 30, 2021 (Unaudited)

Country	Long Exposure
United States^	35.0%
Sweden	18.7%
Norway	13.2%
France	7.5%
Netherlands	7.3%
Germany	5.2%
South Korea	4.1%
Switzerland	3.0%
Israel	2.4%
Denmark	2.4%
Austria	2.1%
Belgium	1.1%
Monaco	1.1%
Canada	0.9%
Total	104.0%
Percentages are stated as a percent of net assets.
^  United States allocation includes Short-Term Investment-Money Market Fund of 2.3% and Securities Held as Collateral on Loaned Securities of 5.0%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2021 (Unaudited), Continued

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS at June 30, 2021 (Unaudited)

As of June 30, 2021, the Fund had the following forward currency contracts outstanding:

	Currency to be Received			Currency to be Delivered
			USD Value at			USD Value at	Net Unrealized
			June 30,			June 30,	Appreciation
Settlement Date	Amount	Currency	2021	Amount	Currency	2021	(Depreciation)
7/26/21	59,607,000	USD	$59,607,000	50,000,000	EUR	$59,320,333	$286,667	(a)
7/26/21	48,670,475	USD	48,670,475	415,000,000	SEK	48,504,181	166,294	(a)
7/26/21	21,582,650	USD	21,582,650	185,000,000	NOK	21,489,166	93,484	(a)
7/26/21	7,629,843	USD	7,629,843	7,000,000	CHF	7,570,909	58,934	(a)
7/26/21	2,427,263	USD	2,427,263	3,000,000	CAD	2,420,108	7,155	(a)
			$139,917,231			$139,304,697	$612,534

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollars
(a)  Counterparty: forward foreign currency contracts outstanding with Bank of New York Mellon.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2021 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value (cost $197,193,655)(1) (Note 2)	$272,115,571
Investments in affiliated securities, at value (cost $3,342,000) (Notes 2 and 6)	3,342,000
Foreign Currencies	130,786
Unrealized appreciation on forward foreign currency contracts	612,534
Receivables:
Investment securities sold	451,519
Fund shares sold	404,677
Dividends and interest, net of foreign withholding taxes	3,503
Dividend reclaims	800,949
Due from broker	786,675
Securities lending income	28,546
Prepaid expenses	50,924
Total assets	278,727,684

LIABILITIES
Payables:
Fund shares redeemed	295,378
Collateral for securities out on loan, at value	13,155,400
Investment advisory fees	224,499
Administration fees	39,619
Custody fees	8,330
Distribution fees – Investor Class	5,172
Fund accounting fees	1,864
Transfer agent fees	18,858
Other accrued fees	133,308
Total liabilities	13,882,428
NET ASSETS	$264,845,256

COMPONENTS OF NET ASSETS
Paid-in capital	$253,200,853
Total distributable earnings	11,644,403
Net assets	$264,845,256
Investor Class:
Net assets	$25,155,589
Shares issued and outstanding (unlimited number of shares authorized without par value)	1,765,159
Net asset value	$14.25
Institutional Class:
Net assets	$239,689,667
Shares issued and outstanding (unlimited number of shares authorized without par value)	16,659,732
Net asset value	$14.39

(1)  The market value of securities out on loan was $12,860,871 as of June 30, 2021.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Six Months Ended June 30, 2021 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of $78,164 foreign withholding taxes)
Unaffiliated securities	$364,917
Interest, unaffiliated securities	984,580
Securities lending income	108,582
Total investment income	1,458,079

EXPENSES (Note 3)
Investment advisory fees	1,404,544
Administration fees	124,309
Legal fees	94,266
Transfer agent fees	71,510
Trustee fees	40,643
Distribution fees – Investor Class	33,277
Audit and tax fees	31,856
Custody fees	24,869
Registration fees	22,987
Chief Compliance Officer fees	22,251
Insurance fees	14,844
Shareholder reporting fees	9,396
Miscellaneous fees	7,110
Fund accounting fees	4,160
Total expenses	1,906,022
Net investment loss	(447,943)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES,
FORWARD FOREIGN CURRENCY CONTRACTS & WRITTEN OPTIONS
Net realized gain (loss) on:
Investments in unaffiliated securities	15,625,101
Investments in affiliated securities	(74,397)
Foreign currencies	(99,115)
Forward foreign currency contracts	1,493,398
Written Options	112,511
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	719,350
Investments in affiliated securities	632,299
Foreign currencies	(29,875)
Forward foreign currency contracts	2,865,695
Written options	(65,741)
Net realized and unrealized gain (loss) on investments, foreign currencies,
forward foreign currency contracts & written options	21,179,226
Net increase in net assets resulting from operations	$20,731,283

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30,	December 31,
	2021#	2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(447,943)	$603,496
Net realized gain (loss) on investments, foreign currency transactions,
forward foreign currency contracts & written options	17,057,498	(84,290,710)
Change in unrealized appreciation (depreciation) on investments, foreign currency
transactions, forward foreign currency contracts & written options	4,121,728	(9,856,574)
Net increase (decrease) in net assets resulting from operations	20,731,283	(93,543,788)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5)
Investor Class	—	(44,640)
Institutional Class	—	(498,356)
Total distributions to shareholders	—	(542,996)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares – Investor Class	(4,872,070)	(24,437,444)
Net decrease in net assets derived from net change in outstanding shares – Institutional Class	(32,334,314)	(195,182,254)
Total decrease in net assets from capital share transaction	(37,206,384)	(219,619,698)
Total decrease in net assets	(16,475,101)	(313,706,482)

NET ASSETS
Beginning of period	281,320,357	595,026,839
End of period	$264,845,256	$281,320,357

Summary of capital share transactions is as follows:
	Six Months Ended		Year Ended
	June 30, 2021#		December 31, 2020
Investor Class	Shares	Value	Shares	Value
Shares sold	118,359	$1,687,400	409,819	$4,573,508
Shares issued in reinvestment of distributions	—	—	3,391	42,084
Shares redeemed[1]	(464,292)	(6,559,470)	(2,600,979)	(29,053,036)
Net decrease	(345,933)	$(4,872,070)	(2,187,769)	$(24,437,444)

	Six Months Ended		Year Ended
	June 30, 2021#		December 31, 2020
Institutional Class	Shares	Value	Shares	Value
Shares sold	1,140,150	$16,251,534	3,879,793	$44,140,309
Shares issued in reinvestment of distributions	—	—	38,642	483,418
Shares redeemed[2]	(3,454,910)	(48,585,848)	(22,145,690)	(239,805,981)
Net decrease	(2,314,760)	$(32,334,314)	(18,227,255)	$(195,182,254)

#	Unaudited
[1]	Net of redemption fees of $961 and $2,212, respectively.
[2]	Net of redemption fees of $2,647 and $21,920, respectively.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

Investor Class*
	Six Months
	Ended
	June 30,	Year Ended December 31,
	2021#	2020	2019	2018	2017	2016
Net asset value, beginning of period/year	$13.24	$14.26	$11.70	$15.08	$13.03	$11.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)*	(0.04)	(0.00)[1]	0.09	0.06	(0.04)	0.11
Net realized and unrealized gain (loss)
on investments	1.05	(1.00)	2.83	(3.16)	2.48	1.86
Total from investment operations	1.01	(1.00)	2.92	(3.10)	2.44	1.97

LESS DISTRIBUTIONS
From net investment income	—	(0.02)	(0.10)	(0.06)	(0.03)	(0.11)
Net realized gains	—	—	(0.26)	(0.22)	(0.36)	(0.01)
Total distributions	—	(0.02)	(0.36)	(0.28)	(0.39)	(0.12)
Paid-in capital from redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of period/year	$14.25	$13.24	$14.26	$11.70	$15.08	$13.03
Total return	7.63%[3]	(7.01)%	25.05%	(21.07)%	18.72%	17.68%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$25,156	$27,956	$61,296	$63,584	$76,772	$60,826
Portfolio turnover rate	20%[3]	21%	28%	29%	26%	59%

RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	1.57%[4]	1.55%	1.47%	1.44%	1.50%	1.51%
Before expenses absorbed or recouped,
excluding interest and dividend expense	1.57%[4]	1.55%	1.47%	1.44%	1.46%	1.49%
After expenses absorbed or recouped,
including interest and dividend expense	1.57%[4]	1.55%	1.47%	1.44%	1.50%	1.51%
After expenses absorbed or recouped,
excluding interest and dividend expense	1.57%[4]	1.55%	1.47%	1.44%	1.46%	1.49%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	(0.55)%[4]	(0.04)%	0.69%	0.35%	(0.29)%	0.95%
After expenses absorbed or recouped,
including interest and dividend expense	(0.55)%[4]	(0.04)%	0.69%	0.35%	(0.29)%	0.95%

Portfolio turnover is calculated for the Fund as a whole.
#	Unaudited
*	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.
[3]	Not Annualized
[4]	Annualized

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

Institutional Class*
	Six Months
	Ended
	June 30,	Year Ended December 31,
	2021#	2020	2019	2018	2017	2016
Net asset value, beginning of period/year	$13.35	$14.35	$11.77	$15.20	$13.10	$11.24

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)*	(0.02)	0.03	0.12	0.09	(0.00)[1]	0.14
Net realized and unrealized gain (loss)
on investments	1.06	(1.00)	2.86	(3.30)	2.49	1.87
Total from investment operations	1.04	(0.97)	2.98	(3.21)	2.49	2.01

LESS DISTRIBUTIONS
From net investment income	—	(0.03)	(0.14)	0.00 [1]	(0.03)	(0.14)
Net realized gains	—	—	(0.26)	(0.22)	(0.36)	(0.01)
Total distributions	—	(0.03)	(0.40)	(0.22)	(0.39)	(0.15)
Paid-in capital from redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of period/year	$14.39	$13.35	$14.35	$11.77	$15.20	$13.10
Total return	7.79%[3]	(6.78)%	25.41%	(20.92)%	19.01%	17.94%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$239,690	$253,364	$533,731	$443,904	$530,269	$331,488
Portfolio turnover rate	20%[3]	21%	28%	29%	26%	59%

RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	1.32%[4]	1.29%	1.22%	1.19%	1.25%	1.26%
Before expenses absorbed or recouped,
excluding interest and dividend expense	1.32%[4]	1.29%	1.22%	1.19%	1.21%	1.24%
After expenses absorbed or recouped,
including interest and dividend expense	1.32%[4]	1.29%	1.22%	1.19%	1.25%	1.26%
After expenses absorbed or recouped,
excluding interest and dividend expense	1.32%[4]	1.29%	1.22%	1.19%	1.21%	1.24%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	(0.29)%[4]	0.21%	0.91%	0.60%	(0.02)%	1.20%
After expenses absorbed or recouped,
including interest and dividend expense	(0.29)%[4]	0.21%	0.91%	0.60%	(0.02)%	1.20%

Portfolio turnover is calculated for the Fund as a whole.
#	Unaudited
*	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.
[3]	Not Annualized
[4]	Annualized

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end diversified management investment company.  The Fund commenced operations on January 1, 2010.  Evermore Global Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund offers Investor Class and Institutional Class shares.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Investor Class shares have no sales charge.  Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  For Investor Class and Institutional Class shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Investor Class and Institutional Class) held less than 90 days.  Prior to April 30, 2015, Investor Class shares were known as Class A and Institutional Class shares were known as Class I shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market® are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and ask prices will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and ask price will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and ask prices, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee. The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”).  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues.  Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited), Continued

For foreign securities traded on foreign exchanges, the Trust has selected Intercontinental Exchange’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a “trigger level”, which is a pre-determined percentage move in a specified index that must occur before foreign securities will be fair value priced using FVIS prices. The Fund utilizes a “confidence interval” when determining the use of the FVIS prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price.  If the FVIS provided price falls within the confidence interval, the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. There were no foreign equities fair valued using FVIS as of June 30, 2021.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Adviser’s Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees (“Board”).  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The use of fair value pricing is approved by the Trust’s Board, and is in accordance with the provisions of the 1940 Act.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 —
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The types of assets generally included in this category are domestic equities listed in active markets and foreign equities listed in active markets that have not been fair valued using FVIS.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves and similar data. The types of assets generally included in this category are bonds, financial instruments classified as derivatives and foreign equities fair valued using FVIS.

Level 3 —
Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, default rates and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may also include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited), Continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the level inputs used to value the Fund’s net assets as of June 30, 2021 (see Schedule of Investments for industry breakout):

Assets
	Level 1	Level 2	Level 3	Total
Common Stocks	$234,321,193	$—	$3,342,000	$237,663,193
Corporate Obligations	—	14,865,051	—	14,865,051
Warrants	—	891,677	563,023	1,454,700
Call Options Purchased	—	2,302,750	—	2,302,750
Short-Term Investments	6,016,477	—	—	6,016,477
Investments Purchased With Proceeds
From Securities Lending Collateral	13,155,400	—	—	13,155,400
Total Investments in Securities	253,493,070	18,059,478	3,905,023	275,457,571
Unrealized appreciation on
Forward Foreign Currency*	—	612,534	—	612,534
Total Assets	$253,493,070	$18,672,012	$3,905,023	$276,070,105

* Forward foreign currency contracts are reflected at the unrealized appreciation (depreciation).

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Common Stocks	Warrants
Balance as of January 1, 2021	$4,049,932	$677,209
Purchases	—	—
Sales proceeds and paydowns	(256,146)	—
Accreted discounts, net	—	—
Corporate Actions	(6,770,966)	—
Realized gain (loss)	(8,946,513)	—
Change in unrealized appreciation (depreciation)	15,265,693	(114,186)
Transfers into/(out of) Level 3	—	—
Balance as of June 30, 2021	$3,342,000	$563,023
Change in unrealized appreciation (depreciation) during the
period for Level 3 investments held at June 30, 2021.	$15,265,693	$(114,186)

The Level 3 amounts disclosed in the table above consist of two securities that are fair valued in good faith, using significant unobservable inputs, by the Adviser’s Valuation Committee. The table below indicates the quantitative information about Level 3 fair value measurements for these securities:

					Market Value
		Valuation	Unobservable		Impact if Input
Investment Type	Fair Value	Methodology	Input Type	Inputs	Increases
Common Stock	3,342,000	Market Approach	Offer Broker Quote	0.20 USD	Increase

Warrant	563,023	Options Pricing Model	Illiquidity Discount Rate	25%	Decrease
			Default Rate	1%	Decrease

B.
Option Writing.  Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium received and the amount paid for the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited), Continued

option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

C.
Financial Derivative Instruments.  The Fund may use derivative instruments for risk management purposes and as part of its investment strategies. Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices. Derivative instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

During the six months ended June 30, 2021, the Fund hedged most of its currency exposure through the use of forward foreign currency contracts. During the period, these forward foreign currency contracts have contributed positively to Fund performance.

The Fund also invests a small portion of its assets in options to hedge portfolio tail risk. The Adviser views these as “disability insurance”, for times when global markets experience significant volatility. These options positively affected Fund performance during the period.

Statement of Assets and Liabilities

The following table shows the fair value of derivative instruments as of June 30, 2021 and their location on the Fund’s Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivative	Statement of Assets		Statement of Assets
Instruments	and Liabilities Location	Value	and Liabilities Location	Value
Foreign Exchange Contracts –	Unrealized appreciation on		Unrealized depreciation on
Forward foreign currency contracts	forward foreign		forward foreign
	currency contracts	$612,534	currency contracts	$—
Equity Contracts – Options	Investments in unaffiliated
	securities, at value	2,302,750	Written options, at value	—
Total		$2,915,284		$—

Statement of Operations

The following table shows the effect of derivative instruments on the Statement of Operations for the period ended June 30, 2021:

	Amount of Realized Gain/Loss on
	Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$1,493,398	$—	$—	$1,493,398
Equity Contracts	—	112,511	(378,963)	(266,452)
Total	$1,493,398	$112,511	$(378,963)	$1,226,946

* Included in net realized gain on investments in unaffiliated securities as reported on the Statement of Operations.

	Change in Unrealized Appreciation or (Depreciation) on
	Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$2,865,695	$—	$—	$2,865,695
Equity Contracts	—	(65,741)	1,653,383	1,587,642
Total	$2,865,695	$(65,741)	$1,653,383	$4,453,337

* Included in change in net unrealized appreciation (depreciation) on investments in unaffiliated securities as reported on the Statement of Operations.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited), Continued

The average monthly value outstanding of purchased and written options during the six months ended June 30, 2021 were as follows:

Purchased Options	$1,389,250
Written Options	$ (3,417)

The average monthly notional value outstanding of forward foreign currency contracts during the six months ended June 30, 2021 was $153,262,192.

D.	Principal Risks from the Investments.

Currency Exchange Rate Risk – Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.  The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Derivative Investment Risk – Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative.  A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Emerging Market Risk – The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets. For example, political and economic structures in these countries may be less established and may change rapidly.  These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Foreign Securities Risk – Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.  To the extent that the Fund’s assets are significantly invested in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

Industrials Sector Risk – The Fund may invest to a significant extent in the industrials sector of the economy. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Consumer Discretionary Risk – The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, e-commerce and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in the demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace.

E.
Offsetting Assets and Liabilities.  The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited), Continued

The table below, as of June 30, 2021, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement, as well as amounts related to collateral held at clearing brokers and counterparties.  For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities.

Assets
Gross Amounts not
offset in the Statement of
	Gross	Gross	Net	Assets and Liabilities
	Amounts	Amounts	Amounts
	Presented	Offset	Presented
	in	in the	in the
	Statement	Statement	Statement
	of Assets	of Assets	of Assets
Description/	&	and	and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Securities out on loan
U.S. Bank N.A.	$12,860,871	$—	$12,860,871	$—	$(12,860,871)[1]	$—
Forward Foreign
Currency Contracts
Bank of New York	612,534	—	612,534	—	—	612,534
	$13,473,405	$—	$13,473,405	$—	$(12,860,871)	$612,534

[1]	The Fund received cash collateral of $13,155,400, which was subsequently invested in the First American Government Obligations Fund – Class X as reported in the Schedule of Investments.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

F.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

G.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

A regulated investment company may elect to treat any portion of its qualified late year losses as arising on the first day of the next taxable year. Qualified late year losses are any ordinary and net capital losses incurred between November 1 and the end of the fiscal year, December 31. For the taxable year ended December 31, 2020, the Fund does not intend to defer any late-year ordinary and capital losses.

As of December 31, 2020, the Fund had Short Term Capital Loss Carryovers of $10,395,772 and Long Term Capital Loss Carryover of $71,349,427 available for federal income tax purposes. During the tax year ended December 31, 2020, the Fund did not utilize Short Term Capital Loss Carryover or Long Term Capital Loss Carryover.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, the Fund had no reclassifications of net assets.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited), Continued

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2017-2019), or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New Jersey State, and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, tax authorities can examine all tax returns filed for the last three years.

H.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. For federal income tax purposes, the Fund elected capital treatment for all realized and unrealized transactions on forward foreign currency contracts during the six months ended June 30, 2021.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.

I.
Short Sales.  The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

J.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

K.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund, which are determined in accordance with income tax regulations, are normally declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited), Continued

L.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

M.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. As discussed in Note 1, certain shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

N.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

O.
Securities Lending.  The Fund is authorized to lend securities it holds to brokers, and other financial organizations. This activity is subject to an agreement where U.S. Bank N.A. act as the Fund’s agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to these agreements, income earned from the securities lending program is paid to the Fund, net of any fees paid to U.S. Bank N.A. and is recognized as “Securities lending income” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience losses related to the reinvestment of collateral. To minimize these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily. Upon the origination of any loan, collateral required by U.S. Bank N.A. shall be equal to 100% of the market value (plus accrued interest) of the securities loaned. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be out on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in the collateral account will be invested by U.S. Bank N.A., as directed by the Adviser in a short term U.S. government money market instrument that constitutes an “Eligible Security” (as defined in Rule 2a-7 under the Investment Company Act). All of the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by applicable Commission or staff releases, rules, letters or orders.

During the period ended June 30, 2021, the Fund had loaned securities that were collateralized by cash.  The cash collateral received was invested in the First American Government Obligations Fund - X Class Shares and is presented in the Fund’s Schedule of Investments as “Securities Held as Collateral on Loaned Securities.” The securities lending program restricts investments to several prescribed money market funds along with a collateralized separate account investment option.

P.
Restricted and Illiquid Securities.  The Fund will not purchase nor otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment of which the Fund cannot sell a normal trading unit in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited), Continued

liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity. The Fund may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g. tax consequences) to the Fund.

Q.
REIT Distributions.  The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

R.
Global Outbreak.  The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

S.
LIBOR Discontinuation. Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

T.
SEC Rule 18f-4. In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Rule 18f-4 will impose limits on the amount of derivatives the Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  Funds will be required to comply with Rule 18f-4 by August 19, 2022.  It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives.  Management is currently evaluating the potential impact of Rule 18f-4 on the Fund.  When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

U.
SEC Rule 2a-5. In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Fund will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

V.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that the following subsequent event should be disclosed in the Fund’s financial statements.

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Compass Distributors, LLC (“Compass”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Compass will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited), Continued

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the six months ended June 30, 2021, the Fund incurred $1,404,544 in advisory fees, of which $224,499 was payable to the Adviser at June 30, 2021.

Pursuant to the Expense Limitation Agreement (the “Waiver Agreement”), effective October 28, 2020, the Adviser has agreed, until April 30, 2022, to waive a portion of the Fund’s advisory fee and has agreed to reimburse the Fund for other expenses to the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Adviser (but excluding taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) incurred by a class of shares of the Fund in any fiscal year do not exceed the percentage of average daily net assets of 1.60% for the Fund’s Investor Class shares and 1.35% for the Fund’s Institutional Class shares. There were no waivers or reimbursements in either class during the six months ended June 30, 2021.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bank N.A., serves as the Fund’s administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  Fund Services also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Compass Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.

At a meeting held on August 22, 2018, the Board approved a line of credit (“LoC”) with U.S. Bank N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund portfolio as collateral. At a meeting held on October 28, 2020, the Board approved the amended LoC. Borrowing under the LoC is limited to the lesser of 15% of the total market value of the Fund, 33.33% of the Fund’s unencumbered assets, or $20,000,000 for the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate which was 3.25% at June 30, 2021. Interest expense incurred for the Fund, if any, is disclosed on the Statement of Operations. The Fund did not borrow during the six months ended June 30, 2021.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Investor Class shares.  No distribution or shareholder servicing fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2021, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $55,005,802 and $91,862,745, respectively.

There were no purchases or sales of long-term U.S. government securities for the six months ended June 30, 2021.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2020 and for the year ended December 31, 2019 for the Fund were as follows:

	December 31, 2020	December 31, 2019
Distributions paid from:
Ordinary income*	$542,996	$13,310,223
Long-term capital gains**	—	2,802,918
Total distributions	$542,996	$16,113,141

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates this distribution as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(C).

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited), Continued

As of December 31, 2020, the components of accumulated losses on a tax basis were as follows:

Total Portfolio
Cost of investments	$219,888,644
Gross tax unrealized appreciation	105,818,093
Gross tax unrealized depreciation	(36,152,816)
Net tax unrealized appreciation	69,655,277
Undistributed ordinary income	2,993,042
Undistributed long-term capital gain	—
Total distributable earnings	2,993,042
Other accumulated losses	(81,745,199)
Total accumulated losses	$(9,086,880)

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals, passive foreign investment company transactions, and unrealized gains (losses) recognition of derivatives).

NOTE 6 – INVESTMENTS IN AFFILIATES

The Fund owned 5% or more of the voting securities of the following companies during the six months ended June 30, 2021. As a result, these companies are deemed to be affiliated companies. The below table represents market value:

	Value
	January 1,				Realized
Issuer	2021	Purchases		Sales	Gain (Loss)
Emergent Capital, Inc. (United States)[1]	$4,344,600	$—		$(3,342,000)[2]	$—
Enzo Biochem, Inc. (United States)[1]	6,566,130	—		(2,640,608)	(74,397)
Lamington Road Grantor Trust (United States)	—	3,342,000	[2]	—	—
	$10,910,730	$3,342,000		$(5,982,608)	$(74,397)

	Change in				Share
	Unrealized			Value	Balance
	Appreciation	Dividend		June 30,	June 30,
Issuer	(Depreciation)	Income		2021	2021
Emergent Capital, Inc. (United States)[1]	$(1,002,600)	$—		$—	—
Enzo Biochem, Inc. (United States)[1]	1,634,899	—		5,486,024	1,730,607
Lamington Road Grantor Trust (United States)	—	—		3,342,000	16,710,000
	$632,299	$—		$8,828,024	18,440,607

[1]	Issuer was no longer an affiliate as of June 30, 2021.
[2]
Emergent Capital, Inc. (“Emergent”) was recapitalized on April 7, 2021 under a Plan of Reorganization (the “Plan”). Under this Plan, all the tranches of the capital structure of Emergent were exchanged into securities of Lamington Road DAC.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex
	with the	Length of	Principal Occupation	Overseen
Name, Age and Address	Trust	Time Served	During Past Five Years	by Trustees	Other Directorships Held

Independent Trustees of the Trust

Eugene W. Bebout III	Trustee	Indefinite	Chief Financial	1	Director and Audit Committee
(born 1959)	and	Term since	Officer and		Member, Summit Educational
89 Summit Avenue	Audit	2009	Chief Operating		Foundation (2012 – 2019);
3rd Floor	Committee		Officer, AssuredPartners		Director and Treasurer, Summit
Summit, NJ 07901	Chairman		Jamison LLC,		Lacrosse Club (2009 – 2015);
			an Insurance Agent		Audit Committee Chair,
			and Broker		Summit Area YMCA
			(since 2003)		(2011 – 2015).

Nathan Gantcher	Chairman	Indefinite	Managing Member,	1	Director, Mack-Cali Realty
(born 1940)	and	Term since	EXOP Capital LLC,		Corporation (1999 – 2019);
89 Summit Avenue	Trustee	2011	an investment firm		Director, Albert Einstein
3rd Floor			(since 2005)		College of Medicine (since
Summit, NJ 07901					2016); Former Director,
Cambridge Capital Acquisition
Corp. (2013 – 2015); Trustee,
Montefiore Medical Center
(since 2012).

Stephen J. Balog	Trustee	Indefinite	Owner, Rocky Mountain	1	Director of CDx Diagnostics
(born 1955)	and	Term since	Western, LLC, an online		(2017 to April 2020); Director
89 Summit Avenue	Valuation	2016	Bolo tie retailer (since		of Fizzics Group Inc.
3rd Floor	Committee		2011); Chief Financial		(since 2019); The Citizens
Summit, NJ 07901	Chairman		Officer and Partner,		Campaign (since 2005);
			Growth Partner LLC		Harding Township Civic
			(since 2018); a digital		Association (since 2008);
			marketing agency holding		St. Joseph’s High School
			company; Owner, Camrig,		Foundation (since 2008).
LLC, a camera accessory
company (2013-2020).

Julie Keenan	Trustee	Indefinite	COO, NJ Pandemic	1	KIPP Team Academy (since
(Born 1962)		Term since	Relief Fund (since		2019); Bald Head Island
89 Summit Avenue		2016	2021); Managing		Conservancy (since 2019); The
3rd Floor			Member, EMB		Summit Foundation (since
Summit, NJ 07901			Enterprises, LLC,		2000); Duke University, Pratt
			a consulting company		School of Engineering Board of
			(since 2006)		Visitors (since 2015).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex
	with the	Length of	Principal Occupation	Overseen
Name, Age and Address	Trust	Time Served	During Past Five Years	by Trustees	Other Directorships Held

Interested Trustee

Eric LeGoff	Chief	Indefinite	President, COO	1	Former Director, FXCM Inc.
(born 1961)	Executive	Term since	and Director,		(FX Trading Platform)
89 Summit Ave	Officer	2009	Evermore Global		(2010 – 2017); Director,
3rd Floor	and		Advisors, LLC		Summit Area Public
Summit, NJ 07901	Trustee		(since 2009)		Foundation (since 2015).

Term of
	Position	Office and
	with the	Length of
Name, Age and Address	Trust	Time Served	Principal Occupation During Past Five Years

Officers of the Trust

Eric LeGoff	Chief	Indefinite	President, COO and Director, Evermore Global Advisors, LLC
(born 1961)	Executive	Term since	(since 2009)
89 Summit Ave	Officer	2009
3rd Floor
Summit, NJ 07901

David Marcus	President	Indefinite	CEO, Portfolio Manager and Director,
(born 1965)		Term since	Evermore Global Advisors, LLC (since 2009)
89 Summit Ave		2009
3rd Floor
Summit, NJ 07901

Bartholomew C. Tesoriero	Chief	Indefinite	CFO, Evermore Global Advisors, LLC (since 2015); Chief
(born 1957)	Financial	Term since	Operating Officer of Axiom International Investors, LLC
89 Summit Ave	Officer;	2015	(2007 – 2015)
3rd Floor	Treasurer
Summit, NJ 07901

Magali Simo	Secretary	Indefinite	Vice President, Investor Services, Evermore Global Advisors, LLC
(born 1961)		Term since	(since 2010)
89 Summit Ave		2009
3rd Floor
Summit, NJ 07901

Douglas Tyre	Chief	Indefinite	Compliance Director, Cipperman Compliance Services, LLC
(born 1980)	Compliance	Term since	(since 2014); Chief Compliance Officer, Evermore Global Advisors,
89 Summit Ave	Officer;	2017	LLC (since 2017)
3rd Floor	Anti-Money
Summit, NJ 07901	Laundering
Officer

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited)

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 89.56%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2020 was 16.21%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended December 31, 2020 was 0.00%.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Dividend Income	$3,669,887
Foreign Taxes Paid	483,502
Foreign Taxes Paid per share	0.022530

Foreign Tax Credit/Deduction	483,502
Foreign Tax Credit/Deduction per share	0.02253010

Fund shares Outstanding as of December 31, 2020	21,460,255

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Global Value Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?
WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Global Value Fund

PRIVACY NOTICE (Unaudited), Continued

What we do
How does Evermore Funds Trust	To protect your personal information from unauthorized access and use, we use security
protect my personal information?	measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Evermore Funds Trust	We collect your personal information, for example, when you
collect my personal information?	• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Evermore Global Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Evermore Funds Trust doesn’t jointly market.

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
COMPASS DISTRIBUTORS, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

Legal Counsel
FAEGRE DRINKER BIDDLE & REATH LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

www.EvermoreGlobal.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)      /s/ Eric LeGoff
Eric LeGoff, Chief Executive Office

Date     August 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title       /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date     August 30, 2021

By (Signature and Title)       /s/ Bart Tesoriero
Bart Tesoriero, Chief Financial Officer

Date     August 30, 2021